EXHIBIT 10.4

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT made the 22nd day of December, 2004.

BETWEEN:

                  2058168 ONTARIO INC., a corporation incorporated under the laws of the Province of Ontario (the "Vendor")

                                     - and-

                  XTRA-GOLD RESOURCES CORP., a corporation incorporated under the laws of the State of Nevada (the "Xtra-Gold")

                                     - and -

                  2060768 ONTARIO CORP., a corporation incorporated under the laws of the Province of Ontario (the "Purchaser")

WHEREAS under the authority of an Extraordinary resolution ("Extraordinary Resolution") of the holders of Notes (as defined below) of AAGM (as defined below), the Vendor has been appointed as the "Replacement Note Trustee" under that certain Amended and Restated Note Indenture originally dated December 20, 1999 between Akrokeri-Ashanti Gold Mines Inc. ("AAGM") and The Trust Company of Bank of Montreal, which subsequently transferred its interest to BNY Trust Company of Canada;

AND WHEREAS the Vendor now owns, as a result of certain foreclosure proceedings undertaken by the Vendor for and on behalf of the holders of the 18% redeemable notes of AAGM (the "Notes"), those securities and that certain indebtedness listed in Appendix A attached hereto (the "Purchased Securities") in the capital of Bonte Gold Mines Limited ("Bonte") and Jeni Gold Mining Limited ("Jeni"), as trustee for the holders of Notes;

AND WHEREAS as contemplated by Section 9 of the Extraordinary Resolution, Xtra-Gold, or an affiliate of Xtra-Gold, and the Vendor agreed to enter into this Agreement;

AND WHEREAS the Purchaser is a wholly-owned subsidiary of Xtra-Gold;

AND WHEREAS the Vendor has agreed to sell and the Purchaser has agreed to purchase all of the Purchased Securities on the terms and conditions hereinafter set out.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants and agreements herein contained, it is agreed by and between the parties hereto as follows:

1        Purchase and Sale of the Purchased Securities

1.1 Subject to the terms and conditions of this agreement, the Vendor hereby sells, assigns and transfers unto the Purchaser and the Purchaser hereby purchases from the Vendor the Purchased Securities in consideration for the allotment issue by Xtra-Gold to the Vendor of Six Hundred Thousand (600,000) shares of fully paid and non-assessable common stock ("Common Shares") of Xtra-Gold.

2        Representations and Warranties

2.1      The Vendor hereby represents and warrants as follows:

         (a) the Vendor has all necessary power and capacity to enter into this agreement and to carry out its obligations hereunder and this agreement has been duly authorized, executed and delivered by the Vendor and constitutes a legal, valid and binding obligation of the Vendor; and

         (b) all necessary corporate actions and proceedings have been taken by the Vendor to permit the sale of the Purchased Securities to the Purchaser.

2.2      The Purchaser hereby represents and warrants as follows:

         (a) the Purchaser has all necessary power and capacity to enter into this agreement and to carry out its obligations hereunder and this agreement has been duly authorized, executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser; and

         (b) all necessary corporate actions and proceedings have been taken by the Purchaser to permit the due and valid purchase of the Purchased Securities from the Vendor.

2.3      Xtra-Gold hereby represents and warrants as follows:

         (a) Xtra-Gold has all necessary power and capacity to enter into this agreement and to carry out its obligations hereunder and this agreement has been duly authorized, executed and delivered by the Xtra-Gold and constitutes a legal, valid and binding obligation of Xtra-Gold; and

         (b) all necessary corporate actions and proceedings have been taken by Xtra-Gold to consummate the transaction contemplated hereunder.

2.4 The Purchaser acknowledges and confirms that the Purchased Securities are being sold to the Purchaser by the Vendor on an "as is where is" basis.

3        Covenants and Acknowledgements

3.1 The Vendor shall do, or cause to be done, all acts, deeds and things necessary to complete the transaction of purchase and sale of the Purchased Securities herein provided for so that following closing the Purchaser shall be the registered owner of such Purchased Securities.

3.2 The Vendor acknowledges that the Common Shares will not be registered under the U.S. Securities Act of 1933, as amended, and will be subject to resale restrictions.

4        Closing

4.1 The closing of the purchase and sale of the Purchased Securities shall take place contemporaneously with the execution of this agreement. The actual time when such closing is to take place is herein referred to as the "Time of Closing".

4.2 At the Time of Closing, the Vendor shall deliver to the Purchaser certificates representing the Purchased Securities duly endorsed in blank for transfer, or accompanied by duly executed stock transfer powers in respect of such shares, and will cause the transfer of the Purchased Securities to be duly and regularly recorded in the name of the Purchaser against the delivery by Xtra-Gold to the Vendor of 600,000 Common Shares in the capital of Xtra-Gold in accordance with
         Section 4.3 hereof.

4.3 At or prior to the Time of Closing, the Vendor shall provide the Purchaser and Xtra-Gold with a direction providing for the issue and allotment of the Common Shares referred to in Section 4.2 hereof to the holders of the Notes, pro-rata in accordance with the quantum of indebtedness owed under the Notes, and X-tra-Gold shall deliver to the Vendor certificates representing such Common Shares. Immediately after receipt of the Common Shares, the Vendor agrees to distribute same to the holders of the Notes as per their entitlement thereto.

5        General

5.1 The covenants, representations and warranties herein contained shall survive the closing of the purchase and sale of the Purchased Securities herein provided for and notwithstanding such closing, shall continue in full force and effect for the respective benefit of the Purchaser, the Vendor and Xtra-Gold, as the case may be.

5.2 This agreement may be executed in one or more counterparts, each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement.

5.3 This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

5.4 The provisions of this agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective legal personal representatives, heirs, successors and assigns.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and date first above written.

                                        2058168 ONTARIO INC.

                                        Per: /s/ Bryon Mackie
                                                 Bryon Mackie, President

                                        XTRA-GOLD RESOURCES CORP.

                                        Per: /s/ Paul Zyla
                                                 Paul Zyla, President

                                        2060765 ONTARIO CORP.

                                        Per: /s/ James Zyla
                                                 James Zyla, President

                                   Appendix A

1. Certificate No. C-06 - representing 100,000 shares of no par value in the capital of Bonte;

2. Certificate No. RP-01 - representing 5,000,000 Redeemable Preference shares of no par value in the capital of Bonte;

3. Promissory note dated December 20, 1999 issued by Bonte in favour of AAGM in the face amount of US$7,368,901.92;

4. Certificate No. A-01 - representing 10,000 Shares "A" in the capital of Jeni; and

5. Promissory note dated December 20, 1999 issued by Jeni in favour of AAGM in the face amount of US$1,029,108.00.